Exhibit 10.31

COMMERCIAL PROMISSORY NOTE

Republic Bank & Trust Company
601 West Market Street
Louisville, Kentucky 40202
(502)584-3600

LOAN NUMBER	NOTE DATE	PRINCIPAL AMOUNT	LOAN TERM	MATURITY DATE
25831062	September 22, 2022	$206,644.00	84 months	September 22, 2029
LOAN PURPOSE: Purchase vehicle				

BORROWER INFORMATION

Tradition Leasing Systems L.L.C.
300 Growth Pkwy Ste A
Angola, IN 46703-9326

DEFINITIONS. The following definitions apply when used in this Note.

"Borrower" means Tradition Leasing Systems L.L.C..

"Collateral" means the Property that any party to this Agreement or the Related Documents may pledge, mortgage, or give Lender a security interest in, regardless of where the Property is located and regardless of when it was or will be acquired, together with all replacements, substitutions, proceeds, and products of the Property.

"Financial Statements" mean the balance sheets, earnings statements, and other financial information that any party has, is, or will be giving to Lender.

"Lender" means Republic Bank & Trust Company whose address is 601 West Market Street, Louisville, Kentucky 40202, its successors and assigns.

"Note" means this Commercial Promissory Note.

"Obligations" means this Note and all other loans and indebtedness of Borrower to Lender, including but not limited to Lender's payments of insurance or taxes, all amounts Lender pays to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations, and liabilities of Borrower to Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

"Property" means the Borrower's assets, regardless of what kind of assets they are.

"Related Documents" means all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments, and any other documents or agreements executed in connection with the indebtedness evidenced hereby this Note whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Note by reference thereto, with the same force and effect as if fully set forth herein.

PROMISE TO PAY. For value received, receipt of which is hereby acknowledged, on or before September 22, 2029 (the "Maturity Date"), the Borrower promises to pay the principal amount of Two Hundred Six Thousand Six Hundred Forty-four and 00/100 Dollars ($206,644.00) and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the United States of America.

PAYMENT SCHEDULE. This Note will be paid according to the following schedule: 83 consecutive payments of principal and interest in the amount of $3,081.93 beginning on October 22, 2022 and continuing on the same day of each month thereafter. The amount of the monthly payments shall be determined on the basis of a 84 month amortization period beginning on the date of this Note. This will be followed by 1 payment of principal and interest in the amount of $3,081.46 on September 22, 2029. The unpaid principal balance of this Note, together with all accrued interest and charges owing in connection therewith, shall be due and payable on the Maturity Date.

APPLICATION OF PAYMENTS. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

All written communications concerning disputed amounts, include any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or deliver to: Republic Bank & Trust Company, PO Box 950119 Louisville, KY 40295-0119.

INTEREST.

Interest Rate and Scheduled Payment Changes. Interest will begin to accrue on September 22, 2022 . The interest rate on this Note will be fixed at 6.540 % per annum.

Compliance with Law. Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law

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Commercial Promissory Note - DL4006

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and if , for any reason whatsoever , Lender ever receives interest in an amount which would be deem e d unlawful under app licabl e l aw, s uch interest sha ll be automatically applied to amount s owed, in L ender's sole di sc retion , or as otherwise allowed by applicable law . Accrunl Methot! . [ntcr est on thi s Note i s calculated on an Actual/ 360 day basis . Thi s ca l culation method result s in a hi g her effective inte r est rate t han the numeric intere s t rat e st ated in thi s Note . Ocfnult Rate . T he unpaid balance of thi s lonn shal l , while any Event of Default exists under thi s No te or any other agreement related to the loan , be s ub jec t to o defau l t rate of i nterest equal to current rate 111 default plus four percent ( 4% ) or twelve percent ( 12% ), whichever i s g r eater . LATE PAYME NT C lli \ RGI! : . II' any req uired payment is more than 10 cla ys late , th e n at Lender's op lion, Lender will assess o l ate paymenl char ge of $ 50 . 00 or 5 % of the amount pa s t due , whichever i s grea t er, subjec t to a minimum charge of $ 50 . 0 0 . RT G IIT OF SET - OfF . To th e extent p c rmilled by law , Borrow e r a g re es that Lender has the r ight t o sc t - ofTan y a moun t due and payabl e under thi s Note, whether matured or unmaturcd , again s t uny a mount owing by I . e nder to Borrower including any or all of l 3 orro wer' s accounts with Lender . Thi s s hall include all acco unt s llorrower holds joint l y wi th so meon e else ancl all accounts Borrower may open in the futur e . Such rig ht of se t - olTmay be exercised by Le nd er against Borrower or again s t any a ss i g nee for the benefit of creditors, receiver, o r exe cut io n , j udgment or allachmcnt c r ed itor of Bom>wcr , or aga i nst anyone else claiming through or aga in st Borrower or s u c h assignee [ or the benefit of creditors , receiv e r , or exec ution , ju d gment o r attachment credito r , n o lwith s tanding the fact that s uch ri g ht of set - off has not been exercised by Lender prior to th e making, filing or i ss ua nce o r service upon Lender o f , or or notice of, assign m ent for the benefit of creditors, appointment or app li ca tion for th e appointment of a rec e i ver, or i ss uance of exec ution , s ubp oena or orclcr or warran t . Lender will not be l ia ble for th e dishonor of any check when the di s honor occ urs becau se Lender se t - off a debt aga in s t Bo 1 TOwer' s account . Oorrower agrees t o hold Lender h a nnlcs s from any c laim ari s ing as a result o f Le nder exercising Lender's ri g ht to se t - off . BORROWER 'S REPR ESENTA TION S AND WA RR ANTIES . The statements made in thi s section will continue and remai n in effect until all of the Obligations aae full y paid to I . ende r . Each Borrower repr ese nts and warrants to Lender the following : Bu si ne ss Existence and Operations . Rorrowcr will keep Borro w er's ex istenc e in i ts c urrent o r g anizat i onal form i n fu ll fo r ce and effect unless I e nd er gives prior written conse nt to Oorrowcr's proposed c han ge . Borrower will not m e r ge or co n so lidat e with or into an y o ther entity or lea se, divide or enter into a plan of divi s ion , se ll or otherwise dispose of all , or s u bsta nti ally all, of,, propert y, asselS and busine ss without Lender 's prior wrillen conse nt . Oorrowcr will continue its bu s i ness as cur rentl y cond u c t ed . Borrower will not c han ge its nam e, its identification number, or it s place of orga nizati o n without Lend e r 's prior written co n sent . Borrower will ke ep it s book s and r ecords at the add re ss in this Agrci : ment . B orrower wi ll promptly n o t ify Lender in writing of any planned c han ge in Borrower 's princ ip al p l ace of bu s ine ss . Borrower will maintain execu ti ve and mnnngcment personnel with s u bs tantiall y th e sa me qua l ifi cat ion s and experience as the present exec utive and mana ge ment personnel, and Oorrower will promptly notif y Lender i n writing of any ch ange s in it s executive or man age ment personnel . Finan c i al In formation : ind Filing . As a material inducement to I . ender making th e L oa n , th e Borrow er repr ese nt s and cove nanl s the following : All Financial Sta t e m en t s provided to I . ender have been prepared and will co ntinu e t o be prepar e d in accordance wi th ge n era ll y acc e pted accountin g pri ncipl es, co nsi s t ently app l kd , and fu ll y and fai rl y pre se nt th e !inancia l co ndit i on ofl 30 1 rnwer , and there has been no material advers .: cha ng e in Borrower's bu s in ess, Prop erty, or co nditi o n , e ithe r financi, 11 o r oth erwise, since the date of Borrower's latest Finan cia l S tat eme nt s . B orrower ha s file d all federal, s tate , a nd l ocal tax returns and ot h er rcpor 1 s and filin gs r equ ir e d by law lo b e fi l ed befo r e th e da t e of this A g reement and ha s paid all t axes, a ss e ss me n t s, and other c h a rg es tha t arc clue and payable prior to the date o f thi s Agreement . Bo r rower ha s made rc a o nabl c provi sio n s for these t ypes of payments th a t are accrued but not ye t pa ya bl e . ll o rr ower doc s 1101 know of any deficiency or additional assessmen t not disclosed m B orrowe r 's book s and records . I h e Financial Statements rellccl al l of the a sse t s of th e Borrower in the it 111 ot 11 ll s li s t e d on !he F inan c ial S tat eme nt s, nnd s uch asset s arc direc tl y ow ned b y the B 01 rnwe :: r un l es s o therwi se s tated . All linancial s tatemen ts or r eco rd s s ubmitted L o Lender vin electro ni c m e ans, in clud in g, but not limited to, fa csi mil e, open in t ernet co mmunicati ons or o ther telephonic or e lectroni c method s, including, but 1101 lim ite d to , docu mcnt s in Tagged Image Fornrnt f'iles ("TrFF") and Portable Document Format ("PDF") s h all be treated a s origi n a l s, and will be hill) binding with full l ega l force and effect . Panics waive a n y ri g h t the y m ay hav e to object lo Mich tr ea tmen t . Lender m ay r ely on all St i c h records in gootl faith a s co mpl e t e and accurate re co rd s produ ce d or mnintain e d b y or on be half of th e Part y s ubmillin g s uch r eco rd s . T itle nnd En c 11111 brnn c cs . Borrower has good title t o all of the Borrower' s assets . , \ II e n cumbrances on any part of th e Property were di sc lo se d l o Lender in wr itin g prior to th e d< 1 te of thi s Note . Compliance with General Law . Each Borrower i s in comp lian ce wi th and will conduc t its I . Jusi n css and use 11 s assets in comp lian ce with all law , rcg ul ations . ordi n a n ces, directives, a nd orders of any level of governme n tal authori t y that ha s jurisdiction nvcr the Borrower . th e Ror r owcr' s bu s in ess, or th e f 1 o r rowcr's assets Environmc 11 t 11 I Law s . l :. ach f 1 orrower bin compliance w i th all applicable l nws and rules of federal, s tate . a nd local a u tho , i ti cs affecting the c n vironrnen t , us all have hecn or are amended . Nu L iligatio 11 /No Mi src prc sc 11 t 11 t i o 11 s . T h ere a r e n o ex i s tin g or pendin g s uit s o r proceedi n gs befo r e any co 11 r 1 , gove rnment agency, arbitrn li un panel, administrative t ribun al, or other body . or tlucatcm : <l again s t Borrowc, th a t ma} result in any material adve r se changt : in the llorrow e , • business , property , or lin,,ncial conditio n , and all representations and wa rra 11 t 1 es in this Note and tht : Related Docu, n c nt s arc tru e and correc t ancl 11 0 mat e r ial fact ha s been 0111 ittccl . !C1 1 I 2022 Cu u,11h .mL S) ,run 11 C 1h Hlit, J d h2'•H h 1 ;J 20!1 l U )l '.! ( 1>, nr 11m.:1•I Pw111iuoo r - - ;0 1 01 •1006 P.1go: .! uf \ \ V \ 11 \ \ 1'cu nph , l ll C('W• I C'm \ C OHI

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DEFAUL T . Upon the occurrence of any one of the following events (each, an "Event of Default" or " d efaul t " or "event of default"), Lender's obligations, if any, to mnke any advances will, at Lender's op t ion, immediately tcnninate and Lender , al its option, m ay declare all indebtedness of Borrower l o Le nd e r under thi s Note imm e diat e l y du e and payable without f urth er notice of any kind notwith s tandin g a n y thin g t o the contrary in this Note or any o th er agreement : (a) RmTOwcr's fai lur e to make a n y payme nt on time or i n the amo unt due ; (b) any default by Bo rr ower under the terms of this Note or m 1 y ot h er Re lat ed Documents ; (c) any d efault by 13 orrowcr under the term s of a n y other agreement between Lend e r and B 01 TOwcr ; (d) th e d e ath , di ss olution , o r t erm ination of exis t e nc e of Bor rower or an y g uarantor ; (c) 13 nrrowcr i s not p ay in g Borrowe 1 's debts as such debt s become due ; (I) the com m encement of any proceeding under bankruptcy or in solvency laws by o r aga i nst Borrower or any guaramor or the appointment of a receiver ; (g) any default under t h e terms of any other indeb t edness of Bo r rower 1 0 any o ther c r e dit o r ; ( h) m , y wri t o r at t ac hm e nt , g arni s hm e nt , exec uti o n , t ax lien or s im ilar instrument i s is s ued a ga in s t any collalernl secu rin g the l on n , i f any, o r any of Borrower's property o r any j ud gment is en t ered aga in s t Borrower or any guarantor ; ( i ) any parlor Borrower's business is so ld lo or merged with any other bus in ess, individual, or entity ; (j) a ny repr ese ntation or warranty made by Borrower lo Lender in any o f the Related Documen t s or a ny financial srn 1 c m c n 1 delivered 10 Le nd er proves lo hav e been false in ltny material res p ect as o l' the time when mad e or give n ; (k) if any guaranto r , or any o th e r party l o any Related Documents lcrminale s, a tt empts 1 0 t er min a t e or default s under any s uch Related Documen t s ; (I) Lender has deemed itself insccu, e or t h ere has been a mulerial adverse change of condition of the financ i al prospects of Borrower or a n y co llat era l sec urin g th e ob ligati ons owing lo Le nd er by Borrower . Upon th e occ u 1 T c n ce of an eve nt of defa ult , Lender ma y pursu e a n y remedy available under a n y Related Doc um ent, at law or in eq ui ty . GENl> : RAL WA I VER S . T o the extent permitt ed by law, the Uorrowcr severally waives any required noti ce of prescnlmcnl, demand, accelcrn li on , int e nt lo accelerate, prol cs l , and nny ot h e r notice and defense due t o ex t e n sio n s of tim e o r other indu lgence by Lender or t o a n y substitu t io n or release o f co llat e ral . No failure or delay on the part of Lender , and no course of d ea l in g between Borrower and Le nd er, sha ll operate as a waiver of suc h power or right, nor s h all an y single or partial exerc i se of any power or right preclude other o r further exerc ise thereof or th e exerc i se o f any o th e r pow er or right . J O L NT AND Sl! : VERA L LI AB I LITY . The liabi lit y o f all part ies obliga t ed in any manner under thi s Note sha ll be joint and severa l , to lhc extent o f their respective obligallons . SEVF . RA B I L I TY . I f n cou rt of co mp e t e nt juri sdic ti o n de t e rmin es any term or p rovis i on of thi s No l e i s inva l i d or prohi b it ed by a pp li cab l e law , that lenn or provision will be ineffective lo the exte nt required . Any term or prov i sion tha t h a been determined to be invalid or prohibited will be severe d from the rest of this Note w i thout invalida tin g the remainder of e ither the affected provision or this Nole . TIME I S OF T H E E SS F . NCE . Time is of the esse n ce in the performance of t hi s No l e . SU R V fV A L . The ri g ht s and privilege s of 1 he L ender here u nder shall inu r e to the benefits of its successors and a ssigns, and this Note shall be bi nd ing on all heirs, executors, adrninis l ralors, ass i g n s, and successors of 801 Towe r . A SS I GN ABILITY . L ender ma y assign , pledge o r otherwise transfer thi s Note or any of its rights and powers under thi s Note wi th out notice , with all or any of the obligations ow in g 10 I . ender by Borrower , a nd in s uch event the ass ignee s hall have the some rights as if origi n ally name d herein in plac e of Lender . Borrower mny not assign thi s Note or any benefit accruing 1 0 it hereun d er without th e ex pr ess written conse nt of the Lende r . O R AL AGnF : li : MENTS DI SC LAI MF : R . Th i s No te represe nt s the final agreemen t between the parties 1111 d may not be contradic ted by evidence or prior , conlcmpornncous, or s u bsequen t oral a g reement s of t h e partie s . T h e r e are n o unwritten orn l ag r ee m en t s between 1 hc pa rties . GOVE R N I NG LAW . This Note is governed by the law s of the slate o f Kentucky exce pt lo the extent that federal law co ntrol s . Hl! : A 0 I NG AN D GF : N DER . The heading s preceding tex t in this No te arc for genera l convenience :: in idcnt i rying subject mailer , bu t have no li miti ng imp ac t on the t ext whi c h fo l low s a n y pnrticular head in g . All wo r ds 11 s ed in th i s No t e s hall be co nstrued to be or s uch gender or nu mb er a s the c ircum sta nce s require . AT T ORNEY'S FEES, COSTS, AND V . X P ENS!! : S . Borrower agrees to pay all of Lender's cos t s . fees , and expenses arising out or or related l o t he cnforcc :: mc nl o f thi s Nole o r t he rela ti ons h ip between t he partic :: s . In cl ud ed in th c :: f ees tl wt I . e nd e r m uy recover from no 11 ·o wcr arc the reasonab le auomey • fees that Lender incurs , in c ludin g all fees incurred in the course of representing L ende r before, during , or ancr any lawsuit, arbitration, or olher proceeding and tho si : incu r red in appeals, whether the issues arise out of co nlracl , tort, bankruptcy, or any othcr area of law . Included i n t h e cos t s and expe n ses which Lender ma y recover are a ll cou rt , a lt emu 1 ivc di s pute r eso lut i o n o r ot h er col l ection cos t s , an d all expenses incidental 10 perfecting Lender's security interests and liens, preserving th e co ll atera l (including payment of taxes and insu, mice), records scarchcs, and expenses related to audit s . inspection, and co p ying . All costs and expenses Lender is en titl ed 10 recover s hall accrue in terest at th e h ig h est 1 1 \ te sc i fo rth h e r e un der or in any o f the Rclakd Do c ument s . S IG N ATUlll S . T his instrument may b .: s i gned in m 11 llip l e counterpart \ , each or which sha ll cons tit ute an original and, taken toge ther , shall co n s titu te a s ingle a gree ment , and b y clcel r onic t rn n smiss i o 11 , which electro ni c signat 11 rcs sha ll be cons i dered origi n a l exec uted co 11111 erpa 11 s . RIG IIT S Oft ' 1 . ENOl> : lt . Lemler ma y, wit h or without n otice to any pnrty ant i withou t affecting th e ohligations or any Uorrowcr , surety, Guarantor , e ndor se r . acco 111111 odu 1 io n party or a 11 y othc 1 p,ir l y to thi s J \ grce 1 n c nt , (a) renew, exte nd or otherwise pos t pone the t i me for pa ymen t or either principal of this J \ grccmenl or intere st thereon lrom time to time , (h) relea se or discharge any one or 111011 : parties liable on thi s Agreement, (c) suspend the right lo cnloree this Agrce 111 t : n 1 wit h r espect 10 any person(s), inc ludi n g any present or ruturc guai antor of thi s Ag r ccn 1 e n 1 , (d ) chn n gc, exc h ange or release any propert y i n w h ich L e n d e r po sscsscs any i nler e l secu ring thi s Agre e m e n t , (c) jus t ifiably or olhe 1 wise, impair any co llat era l securing this Agreement or suspend the right l o enforce against ; my such collo l crnl, ant i ( f ) at any lim e it deems it ne cessary or proper . call for and should ii be made ava ilabl e, accept, as additiona l \ ecu rir y, the sig n aturc(s) of an additional party or a scc urit} i ntc 1 c s t in pr oper l y o l a n y k ind or de scr iption o r bot h . A n y reference t o Maturity O ut e in t hi s 1 \ grec 111 c n 1 wi ll rdc r to the Mat u rit y Dat e o r s u c h l ater date as 111 J}' bedesignated b y Lender hy 1 Hillc n notice from I . ender lo Borrowe r (it being undcrslootl tha t 111 no eve nt will I ender bc under any obligation 10 extend or r c ncw tlllS 1 \ g reemcnt beyond the initial or any extended \ ilaluri 1 y Date) . 0 lOO J , 1ft2! Co111111li.tm..c S • ,, < - :rt1> . I 1.C lh '( l l,bdJ b2H \ bt, l - !O:! I l11 ... J ! Cc - mmr1 \ .H11 l 1 r1,u,1 \ w 1 y :"tote . fll. l00u l' - 11le l U I '"' \ "''"' .,;ompli:rn,n q ) ,1 0, l ,,111

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CO MPLF . TF : AG RE EMENT . Except as set forth in this Agreement, thi s Agreement a nd th e other Relat ed Oocuments may be amended only by u n instrument in writing that exp li ci tl y s tat es tlmt it amen ds this Agreement o r s u ch o th e r Related Documents and is sig ned b y Bo rrower a nd acknowledged by Lender . l lEMEDrnS . The indebtedness evidenced by this Agreement shall be c r oss - defaulted with all ob l igations that any Borrower or any guarantor liu . s wi th Le n der . At th e option of I . ender up o n the occ urr e n ce of an Eve nt of Default h e r e un de r , ea ch without demand or noti ce of an y k i nd (which arc hereby expressly waived), Lender may : (a) accelerate and make i mmediate l y due and payabl e th e outstanding principal balance hereunder together with a n y additional amounts secured by the Related Documents, (b) require that the indebt edness evide n ced by this Agreement, together with a ll arrcurngcs of interest and all o ther amounts due under thi s Agreeme n t and the Related Documents, will from the du t c of the occ urr e n ce of a n Event of Default bear i nt e r es t nt the default rnte or in terest se t fort h h erein, (< : ) require Borrower t o pny to Lender reasonable attorneys' fees, cou 11 cos t s and expenses incurred by I . ender in connection with Le nd e r 's efforts to co llect th e indebtedness evidenced by this Agreement, and (d) exe r cise from time to time any of the rights and remedies available to Lender under this Agreement or the Related Documents or under applicable law . As used in this Ag r eement, ·'guarantor • · mean s any guaran tor of the obligat ions of Borrower to I . ender whe th e r exis tin g on th e date hereof o r ar i sing in the f \ iture , or any person or ent i ty who pledges partic ular co ll a t era l for th e sec urity of the obligations of Borrower to Lender, whether or not the debt itself is guaran teed , existing on the date hereof or arising in the fu tu re . PROII IBITI ON OF TRANSFERR I NG MATERIAL ASSETS AND ACCURATI :: FINAN C I AL STA TEMENT S . As a material inducement t o Le n der making this l . oan, Borrower cove n an t s a nd agrees that : (i) the most recently d e li vered financia l s tatement s to th e L ender accurately renect all of its respective assets in the amount s and percent 11 ges listed on each or its respective financia l s tatement s ; (i i ) the assets listed on the financial s tatement s delivered to the Lender arc ow n ed by the Borrower and if such assets arc owned by a trust or another entity it is so noted ; and (iii) during t h e remaining term of this Loan, no material assets shall be transferred to ano t her person , e ntity , or trust without the prior written co n se nt of the Lender in Len d er's so l e and absolute discretion . C RO SS - DE F A U LT . This Loan will be cross - defaulted with all obligations that any Borrower and/or Guarantors have with Lender. NO TE D A T E. Borrower agrees that the Note Date first appearing on this Note is the da te of the loan and that interest will be paynble from the Note Date despite any other dates set out in thi s Note or any document securi n g thi s Note. TRANSFE R ABLE RE C ORD. Borrowe r agree s that this Note i s intended t o be nnd s h a ll be treated as nn effective , e nforceabl e, and vnlid transferable record. A DDl TlONA L PR OV I S ION S. Ear l y Terminat i on f'ec : I f Paymen t of al l unpaid principal, accrued and unpaid inter est and all other fees then outstanding i s receiv ed wit hin five (5) yea r s of the o r igina ti on date it wi l l res ult in u prepayment f ee on th e fo ll ow i ng sd 1 edu l c : 3 . 00 % in year I , 3 . 00 % in year 2 , 2 . 00 % in ycnr 3 , 2 . 00 % in years 4 and 1 . 00 % in year 5 . The above pcrccnragcs will be based on the outstanding principal amount at the time of prepayment , plus any costs paid by the nank for the Borrower under any fixed promotional closing cost offer . AFf'IRM/ \ l'IVE COVENAN TS 13orrower covenants and agrees with Lender that , so long as th i s Agreement remain s in effect, Borrower will : Notices of Cla im s and L iti ga tion . l'romp ll y in form Lender in writing of ( I ) a l l mu t erial adverse changes in 1 3 orrowcr's linancial cond iti on, and (2) all existing and a ll threatened litigation, c l aims, investigations , ndministrativc proceeding s or similar actions affecting Borrower or any G u a rant or wh i ch could materially affect the financial condition of IJorrower or the financial condition of an) Guarantor . Financia l Records. Mui 1 1 t ain it s books and records in accordance wit h GAAP or o t hcr acceptable accounting fo r mat, app li ed on a wnsistcnt basis, and permit Lender to examine and audit Aorrower's books and 1ccords at al l reasonable ti111cs. 17in:rncial Statement . Furnish Lender with such financial statement and other rcl<1t1:<l information at such frequencies and in s uch detail as I .e n der ma y r easonab l y request. 1 \ dditional Information . h1rnish s uch additional information and statements. as Lender ma y request from time to time . Loan Proceeds. Use a l l l.oan procee d s sole l y for Borrower's busines s llpcrat i on s, u nl ess specifically consented 1 0 th e contrary by I. ender i n writing. Taxes, Cha 1 ges and Lien s . l'ay and discharge when due all of its ind e btedne ss . ind obligations , including without limitation all a scssmcnts, taxes , governme ntal ch ar ges, levies and lien s, of every k i nd und nature , imposed upon Borrower or i t s prope 1 tics, income , or profit s, prior In t he dt 1 tc on which penalties wou ld attach , and a ll lawrul claims that , if unpaid, might become a lien or char ge upon any oi' Uorrower \ propertie s, income, or profits . Pr ov ided howev er, Borrower will not be requi r ed to pay and discharge ,Ill)' s uch assessment . tax, charge, levy , lien or clann s o long a ( I ) the legality of the s ame s hall he contested in good faith by appropriate proceedings, and (2) Borrower s hall have established on 11 orrowcrs hooks adequate reserves with respect to suc h contes t e d assessment, tai, . , charge , l cvy, lien, or c l aim in accordance with Gf \ / \ P 0 1 o t her acccptahlc accounting method . ln pcction Permit c:mp loycc s or agent s of Lender at an y rea5onable time lo m spcc t a n y anti all Collateral for the Loan . 1)..,00 1 , ,) :t ( \ 1 11 11, ll .tnce S1, 1rm1. tr C tb l h'1JJ b! 11 \ btd - !0?1 u, 21 - ' f'Prt1 rnt"11.:1.1 I l'ru111 w11, ry No lt. Ul 1•.M . I<., P,hl.t: \ ,1 j WW \ ' \ . , ·,,mp l 1,nf.t \ ' \ l1 m \ , 1 \ ·o

4

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

WAIVER OF JURY TRIAL. All parties to this Note hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Note or any other instrument, document or agreement executed or delivered in connection with this Note or the Related Documents.

By signing this Note, Borrower acknowledges reading, understanding, and agreeing to all its provisions and receipt hereof.

Tradition Leasing Systems L.L.C

By: Tim E Evans
Its: Manager

LENDER: Republic Bank & Trust Company

By:
Its:

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GUARANTY OF SPECIFIC TRANSACTION

Republic Bank & Trust Company
601 West Market Street
Louisville, Kentucky 40202
(502)584-3600

LOAN NUMBER	GUARANTY DATE	
25831062	September 22, 2022	

GUARANTOR INFORMATION

James L Evans
11363 Leander Ln
Indianapolis, IN 46236-9539

Type of Entity: Individual
State of Residence: Indiana

BORROWER INFORMATION

Tradition Leasing Systems L.L.C.
300 Growth Pkwy Ste A
Angola, IN 46703-9326

Type of Business Entity: Limited Liability Company
State of Organization/Formation: Indiana

GUARANTY OF SPECIFIC TRANSACTION. This Guaranty Of Specific Transaction will be referred to in this document as the "Guaranty."

LENDER. "Lender" means Republic Bank & Trust Company whose address is 601 West Market Street, Louisville, Kentucky 40202, its successors and assigns.

BORROWER. "Borrower" means each party identified above to whom Lender has extended credit and financial accommodations.

GUARANTOR. "Guarantor" means the party identified above that is undertaking certain liabilities to the Lender, as specified herein.

OBLIGATIONS. "Obligations" means any and all indebtedness, obligations, undertakings, covenants, agreements, and liabilities of the Borrower to the Lender, and all claims of the Lender against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or nonmonetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements, and modifications of any of the foregoing.

NOTICE TO GUARANTOR. Lender has agreed to extend credit and financial accommodations to Borrower pursuant to a promissory note executed on even date herewith (the "Note"), and all agreements, instruments, and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the "Related Documents").

Guarantor is affiliated with Borrower, and as such, shall be benefited directly by the transaction contemplated by the Related Documents, and shall execute this Guaranty in order to induce Lender to enter the transaction.

In consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, promises and undertakes, both jointly and severally, as follows:

GUARANTY OF SPECIFIC TRANSACTION. Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full and prompt payment and performance when due (whether at the maturity date or by required prepayment, acceleration, or otherwise) of an Obligation of the Borrower to the Lender as evidenced by a note or agreement dated September 22, 2022, in the principal amount of $206,644.00, plus interest, charges, and fees as provided for, including all extensions and renewals thereof, until the Obligation of Borrower is fully paid. Guarantor's liability for future obligations ends on September 22, 2029 ("Termination Date"). After the Termination Date, Guarantor remains liable with respect to an Obligation of Borrower created or incurred prior to the Termination Date or extensions or renewals of, interest accruing on, or fees, costs or expenses incurred with respect to, such Obligation of Borrower on or after the Termination Date.

This is a guaranty of payment and not of collection.

EXPENSES. Guarantor hereby agrees, to the extent permitted by law, to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise the Lender of its rights, the Lender shall be entitled to recover reasonable attorneys' fees, all court costs, and expenses attributable thereto (the "Expenses").

CONSENT. The Guarantor consents to all extensions, renewals, and modifications made by the Lender for, or on account of, any indebtedness of Borrower to Lender. Lender may proceed directly against Guarantor in the event of any default by Borrower without resorting to any other persons, to the assets of Borrower, to any collateral security granted by Borrower to Lender, or the liquidation of any collateral security given hereunder to secure this Guaranty. Furthermore, to the extent permitted by law, Guarantor hereby agrees and consents that the Lender may from time to time without notice to Guarantor and without affecting the liability of Guarantor (a) release, impair, sell or otherwise dispose of any security or collateral, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security or collateral, (d) fail to realize upon any of the obligations of Borrower or to proceed against Borrower or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments, (i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower, guarantor, or

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sure t y, w hi c h se ttl eme nt o r co m pro mi se s h a ll n o t affec t th e un d e r sig n e d 's l i abi l i ty fo r th e f u ll amo unt o f t h e guara n tee d ob l igations . To th e ex t e nt permi tt e d by la w, Guara nt o r ex pr essly co n se nt s lo a n d w a i ves n o ti ce of a ll of th e above . R E PR ES ENTA TI ON S . G u aran t or r e pr esents an d warra n t s tha t Guara nt o r h as es tabl is h ed a d e qu a t e me an s of o bt a in i n g fr o m sou r ces o th e r tha n L e nd e r , o n a co nt i nuin g bas i s, fin a n c i a l a nd o th e r i nforma ti on pe rt a i ni n g to B orr owe r 's finan cial co ndi t i on, a nd th e st atu s of Bo r ro w e r' s p erfo rm a n ce of ob l i gat i o n s im p osed b y th e l o an d ocu m e n t s, an d G u ara nt o r ag r ees to k ee p a de q uat e l y i nfo rm e d fr o m s u c h m ea n s o f a n y f ac t s, eve nt s o r ci r c um s t a n ces wh i ch mi g h t in a n y w ay affec t G u ara nt or's ri s k s h ereu n de r , a n d Le nd e r h as m a d e n o r e pr ese nt a ti o n t o G ua ra nt or as fa r as a n y s u c h m a tt e r s . G u a ran to r f ur t h e r r ep r ese nt s and w ar ra nt s t ha t (i) n e ith e r t h is G u a ra nty n o r a n y ot h e r R e l at e d Do cu me nt l o wh i ch G u a ran tor i s a p a r ty w ill v i o l a t e a n y pr ov i s i o n of l a w , ru le, o r re g u l a t i on, or a n y o r de r of a n y co u r t o r ot h e r govern m e nt a l age n cy to whi ch G u a rant o r i s s ubj ec t , a n y provis i o n of a n y agreeme nt o r i n s trum e n t l o w h ic h t h e Guara n to r is a pa r ty or by w h i c h th e G u ara nt o r o r a n y of t h e Guara nt o r 's assets are bou n d, or b e in co n Oic t w ith , res ult i n a b r each of, o r consti tut e a defaul t un d e r a n y s u ch ag r ee m e n t o r i ns tru me n t ; a n d ( i i) n o n c t ion, approva l , filin g, o r r eg i s t ra ti o n w i t h a n y gove rnm e nt a l p u b l i c body o r au th o r ity , n o r t h e consent of a n y o th er pe r son o r en ti ty , n o r a n y ot h e r lega l for m al i ty , i s req uir e d in co nn ec t io n w ith the en t e rin g in to, perfo r mance , o r e n fo r ce m ent o f th i s Guara n ty , exce p t s u ch as h ave already b een ob t a in ed o r ta k en and w ith r es p ect t o w hi c h a copy or o th e r satisfactory evide n ce h as been p r ovide d to Le n der . There a r e n o ex i s tin g o r pe ndi ng su it s or proce e d i n gs before a n y co ur t , gove rn me nt a gency, ar b it rat i o n panel, nd m i n i stra t ivc t ri b una l , or o t her b ody, or t hrea t ened aga in s t Guarantor t h a t may r es ult in an y m a t e r ia l ad ve r se cha n ge in th e Gu a ran t o r ' s fin ancial co n d i t i o n . SU B R O G A TI ON . Un ti l t h e Ob l i ga t i o n s are irrevocably paid and disc h a r ged in fiJ II , G u aranto r waives a ll r i gh t s o f s u broga t io n , re im b ur se m ent, i n de mn ity, co n t rib u t i o n , and a n y o th er ri ght o f r eco ur se aga in s t o r w i th respec t to Bo rr owe r o r a n y o t her p e r son . Notwi th s t a n d in g any pay m en t or p ayme nt s ma d e by t he G u ara nt o r h ereu n der, the G u ara nt o r wi ll n ot exe r c i se a n y r i g h ts of t he L e n der agai n s t t he Borrower, n o r s ha l l th e G u ara nt o r seek co ntr ib uti on fr o m a n y ot h e r G ua ra n t or un t il all 1 h e Obliga t ions sha ll h ave been pa i d and p erfo r med i n fu ll . If any amo un t s h all be p a id to th e Guara nt or o n acco u nt of s u c h s u brog a t i o n ri g h 1 s al a n y t ime whe n all t he Ob l i gations wi ll n o t ha ve bee n p a i d in fu ll , such amou nt shall be h e l d in t rust fo r t h e be n efi t o f t h e Lende r a n d s h a ll fo 11 hwi t h be paid to t h e Len d er to he c r edited and a p p l ie d t o the Obligation s, w h ethe r mat 1 1 red o r unmat ur ed . G E N I< : RA L W A I V E R S . G u aran t o r , to t he ex t en t p ermi tt ed by law , h ereby waives (a) n otice of accepta n ce o f t h i s G u ara n ty a n d n il notice o r t he crea t ion, c . te n s i on o r accrual of any of t h e Ob li gat i o n s, (b) d il igence , present m ent , protes t , dc n rnnd fo r payment, not i ce of d is h o n o r , no ti ce of in tent Lo accelera t e , an d n o t ice o f acceleration, (c) not i ce of any other nat u re w h atsoever to t h e exten t pe r m i tted by l aw, (cl) any req u i re m e nt t h a t t h e L ender t ake any ac ti on w h atsoever aga i nst the Borrower or a n y o t her party o r file a n y cla i m i n t h e eve n t of the ba n kr up tcy of t h e 13 orrower, or (e) fa i lure to p r o t ec t , p r eserve, or resort t o any co ll atera l , and (f) a n y a n d a ll defenses t h at co ul d be asse rt e d by Borrower or Guara n tor , i ncl u d i ng , but not l imited to , any defenses aris i ng o ut of fail ur e of co n siderat i on , breach of wa rr a n ty , fra ud , payme nt , sto t ute of frauds , ba nkrn p t ey, lack o f ca p ac i ty , stat ut e of l im i t at i o n s, Le n der liab ili ty, uncnforceabi li ty of a n y loan docu m ent, acco r d an d sa ti sfaction, or us ur y . Guara n tor, 1 0 th e exte nt pe rm i tt ed b y l aw , f urt he r waives and agree s n ot to asser t a n y a n d a ll r i g ht s, bene fi ts, and d efe n ses that mi g h t o th erw i se be av a i l able un der t he prov i sio n s of t he governi n g law that m i g ht operate, co n trary t o Guarantor's agree m ents in th i s Guaran t y, to lim i t Guarantor's liability under , or the enforce m e nt of, this G u aranty , incl u ding all defe n ses of s uretys h ip . LE N DE R ' S RI G H T S . Any delay, fai lu re, o mi ssion, o r l a ck on t h e part or the Lende r to enforce , asse rt , or exercise any provision or take any action purs ua nt to the R e l ate d Docu m e n ts, inc l ud in g any r ig h t, powe r , o r remedy con f e rr e d on Len d er in any of the Re l a t ed Documents or any actio n o n t he part o f Lende r grant in g ind u lge n ce o r ex t e n sion i n a n y form Guara n ty o r a n y Related Docu m en 1 s does n o t opera t e a s a wa i ver of t he Le n der's ab i l ity to exe r dse all of its rights . T h e L ender may choose to par t ia ll y exercise rights under t h i s G u aranty a n d a n y Relu t ed Docume nt s, bu t th at does no t p r eve n t t h e I . en d er fro m f u lly exercising t h ese rights . SU RV I V A L . T h is Guaranty is b i ndi n g on all heirs, executors, personal represe n ta t ives , a dmi nis t rato r s, ass i gns, and successo r s o f the Guarantor . A SS I GN , \ Bl L ITV . The Le n de r may, wi t ho u t notice , assign t h e Ob i igations , in whole or in part , and eac h successive a ss ignee of t h e Obligat i ons so ass i g n ed m ay enfo r ce thi s Guaran t y for it s ow n benefit w i th respect lo t he Ob i iga t io n s so assigned . I n t he event t h at an y per s o n ot h e r t han t h e Le n der s h all become a h o l de r of any of the Obliga t ions, t h e reference to t h e Lende r shall be construed to refer t o each such h older . I U G H T OF S ET - O FF . To the exte nt permitted by l aw, Guara n t or gives L e n der the r ight tu s et - off a n y of G u aran t ors accou n ts or p rope r ty which may be i n Lender's pos sess ion against any amou nt owed under this Guaranty . This right of se t - off docs not ex t e n d lo a n y Keogh acco unt , I RA , or similn r tax deferred depos i t . F u rth er , the Le n der shall have avai l ab l e a ll re m ed i es under ap p licab l e state a n d federal l aws, includ i ng t he garnis hm e nt of wages, l o the ex t en t p erm i tted by l aw . WAIV E R O F . J U R Y TIH A L . A ll partie s to th i s Guarant y h e r e b y kn o win g l y and v oluntaril y w ai v e , to the full est ex t e n t permitt e d b y l a w , an y ri g h t t o t ri a l b y j ur y of any di spu t e, wh e t h e r i n co nt rac t , to rt , o r o t h e r w i s e , ; i risin g out o f , in co nn ec ti on w i th , r e l n t c d to, or in c i d e ntal t o th e r e lati o n s h ip es ta b li s h e d b e t we e n them in thi s Guarant y o r a n y o t h e r in s tru m e n t , d oc um e nt or a g reem e nt exec ut e d or d e l i ve r e d i n c onne ct i o n w i t h t hi s Guarant y or t h e R e l at e d D o c um e nt s . SEVg R A BJ L I TY . I f a cou rt o r compe t ent ju r isdic t ion determine s any term or prov i sion of th i s Gtrnra nt y is i nvalid or proh i b i ted by app li cab l e l nw, t h at term o r provi s i on will be ineffect i ve . bu t o nl y to t h e ex t ent req u ired to ma k e i t lawful . 1 \ n y term or prov i s i on t h at ha s been de t ermined t o be inva li d or proh i bi t ed will be severed l'rom the rest of thi s G u aran t y w i t h out inva l idating th e remainde r of the provi s i o n s of th is Gu a rn nt y . G O V l R N I N G LAW . Th i s G u aranty s hall be g overne d by and construed i n acco r da n ce wi t h t he l aws o f't he State of Kentucky except to the exte nt that f ederal law contro l s . HE A DI N G S AN O G E N D E R . The headi n gs i n thi s Guara n ty arc fo r convenience in ide nt ifyin g s ubject mat t er . The heading s have no limiti n g dfect 0 11 t h e text t lw i fulluws w 1 y particular hea d ing . As the context here i n requ i re s, the s in g u l a r s hal l i n clude the p l ural and one gende r shull include 0 1 1 e or bot h other ge n ders . JO I N T A N D SEVF . R A L LI A B I LITY . Th liabi li ty of all pa r tic : s ohligatccl in any man n er· under this Guaran t y s ha ll he j o int a n d seve ral . lo t he ex t en t of their re s pec t iv e ob l i g at i ons 0 200 - t - 2022 Co mplhtn.c <' Syslc: r m, 11 (.' S605 h h:8 • 07ccc:1}:H - J.02 1 H S 23 .! < ,u.i 1 , ml)' Of Srcc - . ,ti c 1 , t \ tl nc li o n l)L - 10 I I l ' ,1gc 2 o( I ,,,,.,w 1,i111 1 ha11cciy \ tt111 s tom

7

ORAL ACllEEMENTS DI SC LA I MIm . rhis Agreement represenls the final agreeme nt belwccn lhe parti es and may nol be eontrad i ctcd by evidence or p r ior, contemporaneous , or subscq nent oral agreements or the partie s · . 1 h ere arc no unwritten oml ogrecmenls between lhc partie s . C OVENA NTS . Upon request by Lender , G ua ra nt or sha ll su ppl y L ender wilh all financia l information as Lender sha ll rcaso 1 rnb l y reque s t as ofien as Le n der shall reasonably request s uch infonnation . Guarantor shall gron t Lender permission to audit its books and records at all reasonable time s and as oflcn as Lender sha ll reasonably reque st . G u a rant or will comply with all agreement s and r equ ir eme nt s with which Guarant o r is requir ed t o co mpl y, or wit h which i s r eq u i red 10 ass ur e com plian ce by G uarant o r umler any of th 1 .: Re l ated Documents or nny o ther document s or inslrumcnts ev i den c in g or re l ating to the Obligation s . Guarantor has tiled all federal, sla te and local tax returns and o th er r eports and tilin gs required by law lo be lilcd befo r e lhe dale of this Guarancy and has paid a ll taxe s, assessments, and other c h arges that arc due and payable prior to the date of this G uaranty . G u ara nt or w ill g i ve Lender prompt writ l cn noti ce or lh e occ urr e n ce of any Event of Defau l l (or any condition that w ith th e l apse of t i me or giv i ng of notice or bo l h would constitute an Eve nt of Default) by Guaran t or under lh i s Agreemenl or an y Eve nl of Defaull , as defined in the Business Loan Agrecmcm between the Borrower and Lender (or a n y condi t ion tha t with the lapse of lime or giving of noti ce or bolh would co nstitul e an Event of Default), by Borrower und er any of the Relat ed Documents of which G n amntor has actual or co n s tru ct iv e notice . Maximum L i ab ilit y Amou n t a nd T e rminati on Dnt c . For purpose s of Kentucky Revised Slatutes † 37 1 . 065 , th e maximum aggrcga l c l iabi l ity of G u aron 1 or under this Guaranty for the Obligations s hall not exceed th e principal omoun l of lhe note or agreement referenced in the sec lion titled Guaranty o f Specific Transaction , plus interest accruing on th e Obligations, and fees, charges and costs of co ll ec tin g the Obligations . i ncluding reasonable atlorneys' fees ( th e " Max im um Liability Amou nt ") a n d dote on which th e G ua ranty ter min ates is the earlier of the fo ll owing : ( i ) all of the Ob l i ga ti ons h ave been indefeasibly paid in full , a n ci Lender ha s hmninated thi s Guaranty ; ( i i) G uarnnlor ha s paid to Lender the Maximum Liability Amount in accordance wit h lhe terms hereof ; or (iii) lhc Terminntion Date ; provided, howev e r , that termina t ion of this Guara nt y on the Tamination Date shall not allec t in any manner the liahilit y ofGuaron l or with respect to (I) the Obligations which are crea ted or inc urred prior to the T er min a l io n Date , or (2) extension o r renewals of, interest accruing on, or fee s, costs or expenses incurred wil h respec t 10 , s u ch pri or ob li gn tions prior lo , o n o r afier the Te rmin a ti on Onie . S I GNATU R ES . This instrument may be signed in multiple counterparls, each of which shall constitu t e an origina l and , taken together, sha ll constit ut e a single agreemen t , and by electronic tran s missio n , which electronic s ignatures shall heco n sidered original executed cou nt erparts . EVl! : N T OF DEFAUL T . Th e occ urr e n ce of an y of th e fo llowin g evenls will be deemed 1 0 he an ·'Even t ol' Defau l t" or ''dc litult " u n der thi s Guaranty : (1) the filing by or aga in st Borrower or any Guarantor of a petition in bankruptcy , for a reorganiza ti on , arrange m ent or debt adjustment, or for a receiver , lrustce or similar crcdi l ors' r c pr cscn 1 a 1 ive for its, his or her property or any pan thereof, or of any o ther procec : dmg unde r any federal or stale insolvcnc) or similar law, or lhc m aking of any gcncrnl assignme nt by Borrower or any Guarantor for the benefit of cred itor s, o r Borrow er or any Guarantor dissolves or i s the subject of any di ssol 111 ion , w in ding 111 > or li quida t i o n ; (ii) any other Event of Default (as defi ned i n any of th e Obliga ti ons) ; (i ii) a n y default or eve nt of defa u lt u nd e r t u 1 y of the Ob li g ati ons that does not h ave a d efi n ed se t of ·'Even t s of Default", (iv) any repre s entat i on or warranty made by G u aran t or to I . e nd er in thi s Guaranty, any of t h e Re l ated Documents or any financial s tatement delivered to Lender i s false or misleadi n g in a n y material re s p ec t as or the lime whe n made or given, (v) the failure of Guarantor 10 observe or perform any covenan t or other agreement with Lender under lhi s Ciumanty or any Related Document s, (vi) any dcfaull under th e te 1 ms of any othe r indebtedness o f 13 orrower or Guara n tor lo any ot h er cred it or , (vii) any mat erial adverse change in Guara nt or's business, li 11 u 11 eia l condition, or pr o perty has occ urr ed o r i s imrninenl , (v i ii ) th e d ea th or lega l in competency of Rorrowcr or any Gunra nt or , a n d (ix) Lender ha s deemed it self insecure or there has been a material adverse cha n ge of condition of the fina n cia l prospecls of 8 orrowcr, Guarantor or any collateral securi n g lhe Obl i gations . · 1 he Ob li ga tion s sha ll he cross dcfaullcd with all obligations th at Borrower or any Guarantor may hav e wi th Lender . At th e option of Le nd e r , immedialel y upon the occurrence of any Event of Default (in nil)' case without demand or notice of any kind, which he r eby arc express l y waived), (i u arantor w i II pay lo Lender all amounls due a nd to become due und er the Ob l i ga l ic, 11 (for purposes of an Even t of Default un der cla u se (i) of th e im mediate l y precedin g paragrap h , a l l of th e Ob li gal i ons then ex i s tin g wil l be accelerated and become immediate l y due and payable in full from Guarantor , w hclher or not lhcn due and payable by BmTOwcr) . Guarantor will pay such , 1 mo 11111 s withoul sctolT, coun t erclaim . prcscnlmcnt, demand . protest , and notice of demand , protest , and dishonor, 11 hich hereby orec pressly waived . PROH I 0IT I ON O I •' T R ANS li'ERR IN (.; MATER I AL. 1 \ s a mat eria l in ducement lo I . ender mnkin g th i s I .<mn, G u arantor covenants and agrees that : ( i ) the : mo sl recent l y delivered fi n ancial statements to t he Len der accurate l y rctlccls a ll o r the i r respecl i vc asset s in the amounts and percentages listed on each of lhcir respective fiuancial s latements ; (ii) the asset s listed on lhc financial s tat ements delivered l o the Lender arc owned by the Guarantor and 1 fsuch assets arc owned by a 1 ru s 1 or a 110 1 h cr c 11111 y ii is so n ote d ; and (iii) during the rcnwining t e rm o f thi s l . oan , no material assets s hall b .: trnn sfcrrcd t o another person, entity, or tru st withou t the prior written consent o f the Lender in Lender • ole and abso l ute di sc retion . A C I<NOWLE D Gl \ 1 . EN ' l . Gu, 1 rantor hcrcb)' acknowlctlg .: s that : {a) lhe liahililil : s undc 11 aken h) (iuarantor 111 this Guaranty arc complex in nature ; a 11 d (b) numerou s possible defenses lo the e 11 forceability ot these liabiliti es may prcse 11 tly exis t ancl/or m ay ari s e hcrcafler . As pall ol L e nd er's consi deratio 11 for culcring i 1110 thi s lransaction , Lender h as specifically bargained fo r the wuivcr ancl rc li uquishmcnt by (iuarn 11 tor of' all such clcfc 11 scs, an ti Guarantor ha s h ad t h e opportunity lo seek and receive lcgnl ndvicc li' om skilled legal cou n sel i n the area of li 111111 eial 1 ran actio 11 s of the 1 yp 1 .: eo 11 te 111 plalc : d hcre i 11 Given all of the above, (iuarantor docs hereby r eprcsc 111 and eonlinn lo Lend er that nuarantor is full} info 1111 ed rcgardi 11 g . , 111 d lhat C,uaia 11 tor docs thoroughl) under tand : (i) the nalurc of all such pos . s 1 hle defenses . and (ii) th e circumsiances 0 ! 001 , 2012 ( imphin,·t ) \ tC'fll' - ll(''lfl,O'>fllcX • lllccc 981 l . 021 H \ !l! fi i.mnl)' 0( \ pc:ulic f1.rns. - tt110n OI IOI I P.t' - :C " \ ul - ' \ "y \ \ W complii.HCC \ \ ,1c1111LIHn

8

under which s uch defen ses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses . Guarantor acknow l edges that Guaranto r makes this Guaranty with the intent that this Guaranty and all of the informed waive r s herein shall each and all be fully enforceable by Lender, and that Lender is induced to en ter into this transaction in material reliance upon the presumed full enforceab i lity thereof . , , " ' , , , , .. '"' ' ""'" "''" """"' ' ''• "'""• · " "' " " ' " " " " ' · '" ' ''"' '" • . . " " ' " ' ' "'' ' ' " '· LE N Dim: Republic Bank & Trust Compa ny D Its : y : - - - ---- -- = - - = - == I

9

COMMERCIAL SECURITY AGREEMENT

Republic Bank & Trust Company
601 West Market Street
Louisville, Kentucky 40202
(502)584-3600

LOAN NUMBER	AGREEMENT DATE	
25831062	September 22, 2022	

BORROWER INFORMATION

Tradition Leasing Systems L.L.C.
300 Growth Pkwy Ste A
Angola, IN 46703-9326

COLLATERAL OWNER INFORMATION

Tradition Leasing Systems L.L.C.
300 Growth Pkwy Ste A
Angola, IN 46703-9326

AGREEMENT. "Agreement" means this Commercial Security Agreement.

BORROWER. "Borrower" means Tradition Leasing Systems L.L.C..

DEBTOR. "Debtor" means Tradition Leasing Systems L.L.C..

LENDER. "Lender" means Republic Bank & Trust Company whose address is 601 West Market Street, Louisville, Kentucky 40202, its successors and assigns.

SECURITY INTEREST GRANT. Debtor, in consideration of the Obligations, hereby agrees to all of the terms of this Agreement and further hereby specifically grants Lender a continuing security interest in the Collateral. Debtor further grants Lender a security interest in the proceeds of said Collateral; the proceeds of hazard insurance and eminent domain or condemnation awards involving the Collateral; all products of, substitutions, replacements, and accessions to such Collateral or interests therein; any and all deposits or other sums at any time credited by or due from Lender to Debtor; and any and all instruments, documents, policies, and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property, and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder), owned by Debtor or in which Debtor has an interest which are now or at any time hereafter in possession or control of Lender, or in transit by mail or carrier to or from Lender, or in possession of any third party acting on Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent or otherwise, or whether Lender has conditionally released the same. Debtor's grant of a continuing security interest in the Collateral secures to Lender the payment of all Obligations, including all renewals and extensions thereof, whether heretofore, now, or hereafter existing or arising and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise.

DESCRIPTION OF COLLATERAL. The collateral covered by this Agreement (the "Collateral") is all of the Debtor's property described below which the Debtor now owns or may hereafter acquire or create and all proceeds and products thereof, whether tangible or intangible, including proceeds of insurance and which may include, but shall not be limited to, any items listed on any schedule or list attached hereto.

Titled Vehicle. "Titled Vehicle" consists of any and all vehicle(s) and all additions and accessions to the vehicle(s), and any replacements and substitutions of the vehicle(s). It also includes all documents of title related to the vehicle(s) as well as all products, rents, and proceeds of the vehicle(s).

TITLED VEHICLES DESCRIPTION:

- 2023 Great Dane ESS-1114-31053, VIN 1GR1A0624PW439791
- 2023 Great Dane ESS-1114-31053, VIN 1GR1A0622PW439790

OBLIGATIONS. "Obligations" means any and all of Borrower's or Debtor's obligations to Lender, whether they arise under this Agreement or the Note, Loan Agreement, Guaranty, or other evidence of debt executed in connection with this Agreement, or under any other mortgage, trust deed, deed of trust, security deed, security agreement, note, lease, instrument, contract, document, or other similar writing heretofore, now, or hereafter executed by the Borrower or Debtor to Lender, including any renewals, extensions and modifications thereof, and including oral agreements and obligations arising by operation of law. The Obligations include all interest and all of Lender's costs, fees, and expenses recoverable pursuant to this Agreement, any other agreement between the parties, or under applicable law, including all such costs, fees, and expenses that may arise after the filing of any petition by or against Borrower or Debtor under the Bankruptcy Code, irrespective of whether the Obligations do not accrue because of an automatic stay. Without limiting the foregoing, the Obligations expressly include the following:

CROSS-COLLATERALIZATION. Debtor agrees that any security interest provided in Collateral under this Agreement or any Collateral provided in connection with any and all other indebtedness of Debtor to Lender, whether or not such indebtedness is related by class or claim and whether or not contemplated by the parties at the time of executing each evidence of indebtedness, shall act as Collateral for all said indebtedness. This cross-collateralization provision shall not apply to any Collateral that is/are household goods or a principal dwelling.

FUTURE ADVANCES AND AFTER-ACQUIRED PROPERTY. Future advances may be made at any time by the Lender under this Agreement to the extent allowed by law. The security interest grant contained in this Agreement also applies to any Collateral of the type(s) identified in this Agreement that the Debtor acquires after this Agreement is executed, except that no security interest attaches to after-acquired

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consumer goods unle ss the Debtor a c quir es ri g ht s in s uch goods within 10 days of Lender givi n g value . In an ti cipat i o n of l \ 1 ture advances by Lender, the Debtor au th orizes Lender to file a n y nece ssary fina n cing s tat emen t s to protect Lender's securily interest . R E LATED OOCUMf NTS . "Related Documents" means all promisso 1 y n otes, secur it y agreements, mortgages, deeds of tru s t , deeds to s 1 : cure debt, busine ss l oan a g r ee ment s, co n s tructi on loan agree m en t s, resol u tions, g u aran t ies, c n v ir o n mcn l n l ngreemenls , s ubordinati o n agreements, assignmen t s of leases a n d rents , and any ot h er docmrn .: nts or agreemen t s exec ut ed in connection with this Agreement whe t her now or hereafter c,xisting, including any modifications, extensions, subst itution s or renewa l s of any of the foregoing . The Rela t ed Docu m e nt s arc hereby made a pa rt of t hi s Agreement by r e fer ence thereto , with th e same force and effec t as if fully set fo rth here in . G E N ERAL REPR ESENTAT I ONS, W A Rlt AN TIE S, AND C OVENAN T S . Debtor rcprt : scnt s, warrant s , and covenants the following : D e bt or's Exi s t e n ce and Organization . Debto r i s fully formed an d i n goo d sta nd i n g und e r a ll laws governing Deb t o r and Debtor's business . Debtor has or will provide I . ender wit h documentat i on regard in g Debtor's slate or organiza t ion or forma t ion , n n d Deh 1 or fur t her warrants that Debtor will not change Debtor's slate of organization or fonnatio n without Lender' s prior wrillen co n sent . Debtor will assist Lender wi th an y cha n ges to any documents, filing s, or other records resulting or required by any change in the Debtor's s t ate of organin,t i on o r forma t io n . T h e execu ti on of 1 hi s Agreement will n o t create a n y br each of any provis i on of th e D e bt or's o r ga ni 1 . a ti onnl documents . Authori t y . Debtor has th e power and authority 1 0 execu t e thi s Agree m ent and the Related Documents and to bind Debtor to the ob l igutions created in t h is Agreemcnl a n d th e Ile l ated Docume nt s . T h e execu tion or thi s Agree 111 ent will no t crea t e any breach of any other agreement to which the Debtor i s or ma y become a party . Dcblor h as ob t a i ned all licenses . perm i ts , and the li ke wh i ch Debtor is required by l aw to file orobtain, and all such taxe s and fees for such license s and permi t s required lo be p aid have been paid in full . D eb t or's Name . Debto r w ill n o t co n d uct business under a n y nam e o th e r than t h at given at the be g in ni ng of thi s Agreement, nor cl 1 a n gc, nor reorganize the lype of business e ntity as described, except upon the prior wrillc n approval of Lender, in which event th e Debtor agrees to execute any documentmion of whalsocvcr character or nature required by Lend er for filing or recording, at the D 1 : btor's expe n se, before suc h change occurs . Bu s in ess Adcl r ess . Deb t or will ke ep a ll record s of accou nt , document s, ev i dence of tit l e, and a ll other documento l ion regurdi n g ib business and the Co llat eral at the address pccilied al the beginni n g of this Agreement, unless notice the r eof is g iv en lo Len der at leas! t en ( I 0 ) days prior t o t he change of any address for th e keeping of suc h records . T il l e . Debtor hu s or will acqu i re free and clear title to all of t he Co llateral , unle ss otherwise provided herein . All o f the Co l latera l exists and i s or will be actual property of the Debtor No E n c umbrnn ccs or Trnnsf er of Co llatcrnl . Deb t or will not a ll ow or per m it any li en, sec urit y inter es t , adverse cla im , c harge, o r e n cumbra n ce or any kind agai n st the Co ll ateral or any par t t h ereof without , e I nder's prior w rill cn co nsent . Excep t as otherwise p r ovided under <his Agreement, Dcblor will nol . without Lender's prior wr i llcn consent, sell assign , tran sfer . lease , charter, encumber, hypothccatc, or dispnse of the Collateral o r any p art 1 hcr .: of o r any interest th e rein nor w i ll Debtor ofTer to sell, assign . transfer, lease , ch arter , e n c umb e r , h y p ot h ccatc, o r d i s po se of th e Co ll atera l or a n y part thereof or any i n l c r es l th e rein . Pri o rit y . The sccuri(y interest granted to Lender shall be a firs e ! c uri(y interest unless Lender specifically agrees otherwise , and Debtor will deli : nd the sa me against the claims nnd de mand s of all persons . F acilitation o f Sec urit y ln lcrcst . Debtor wil l fu ll y coopera t e in placing , perfec t ing . a nd m ai nt aini n g Le n der's li en o r s ecurit y interest against or in th e Co lla 1 e 1 al and Debtor a gree s to take w h atever tu : t ions rcqui : sted by I . ender t o perfect and co ntinu e Lender's secu rit y intcres 1 in the Colla tera l . De blur speci licall> authori . r . cs the Lender to file the necessary financing s talemcnts to pcrfccl the Lender's secur it y intere s t in the Co llmcral . Lornlion o f Co ll n tcrfll . / \ II of the Colla t era l is located in the stale where the Debtor is l ocated, as ide 111 ili .: d in ! his Agreemcnl, unless otherwise cert ifi ed to and agreed to hy Lender . or . alternatively, is in posse . ssion or the I ender . Deb tor will not remove or c h ange the lo catio n of any Coll ateral witho u t I . ender's prior wri 11 cn consent and wi l l allow the I . ender 10 inspect the Collatera l upon reaso n ab l e r e qu est . Use o f Co lla te ral . Debtor will use t he Collateral only in the cond u ct of its own business, in . i careful and proper manner Debtor will not u se the Collateral or permit it to be used for a n y unlawful purpose Goo d Co ndit io n and ll cpnir . Debtor will, at all times, maintain th e Co l lat e ral in good cond ition a n d repHir . firrn n cia l In for mati o n n ncl Filing . All financial information and statements delivered by Debtor to Lender have been prepared in acco 1 da nce with ge n erally accepted accounting principles consistently ap 1 llit : d , and fully and fail'ly present the financial conc!i tion of Od 1 tOI' und ther e ha s b ee n 110 mater i a l adverse cha n ge in Deb t or's bus i ne ss, Co l lateral , o r condition, eit h er linanc i a l or otherwise, si n ce Debtor last sub mill cd any financial information to Lender . Dcb 1 or h as filed all fedeial, s tat e and local tax returns and other repo 11 s and Iiling s required by law to be liled befo r e the date of thi s Agreement and has paid all laxes, as s c s mcnls , and o th er c har g es tha t are due and payable prior t o the date of lhi Agrecmenl . Debtor ha s made reasonab l e provisio n for t h ese types or payments t hat are accrue d h 11 I not ye! payable . Debtor docs not know or llll)' dclicicncy or add i tional assessmenl 1101 d i sclosed in the Debtor's books and records . No Li ti gation . I here arc no existing or pending sui t s or proceedings , includin g set - off or counterclaim, which ar c threatened 01 pendin g against Deblor which nmy r esult in nny ma 1 e 1 ial adverse chan!!,C in Debtor' s linancial co ndition or wh i c h mig h t mlllcr i al l y uffccl any ol' th e ( . 'olla l t : ral D e btor will prompll y no t ify Lende r in writing or all threatened and actual l iti ga t ion, govemme ntal prucccdi 1 1 g . default , and cv 1 : 1 y other occurrence that ma y have a material adverse effect 011 Debtor • busine s . linancial condilinn , or the Coll : ucrul . No 1 ' \ l fo rc pr cse 11 tatiun s . All r eprc e ntnti on and warranties in thb Agrec 111 e 11 1 an d the Related l)o cu n 1 < : n 1 are tru e t md co rr ect a nd no material fact ha s been omitted . :O - l - .!022 t'om ph :a n cc ";) ,t( t11 ,. l. l C" c6ill,,1. I lld1l,.,_) • l lll:I BS 11 .Z ( ' · Hl ll lt.!I C!J. I S,' - U llh 1 \ letmt."n l f> l. 40U X l' ill C 1 Il l fJ \ " \ 'WI \ ' ,o ni1 ,l 11n 11· , yslt 11 1 , co m

11

INSURANCE. The Debtor agrees that it will, at its own expense, fully insure the Collateral against all loss or damage for any risk of whatsoever nature in such amounts, with such companies, and under such policies as shall be satisfactory to the Lender. Lender will be named as loss payee, or at Lender's request, as mortgagee, and, if requested by Lender, all insurance policies shall include a lender's loss payable endorsement. The Lender is granted a security interest in the proceeds of such insurance and may apply such proceeds as it may receive toward the payment of the Obligations, whether or not due, in such order as the Lender may in its sole discretion determine. The Debtor agrees to maintain, at its own expense, public liability and property damage insurance upon all its other property, to provide such policies in such form as the Lender may approve, and to furnish the Lender with copies of other evidence of such policies and evidence of the payments of the premiums thereon. All policies of insurance shall provide for a minimum 30 days' written notice of cancellation to Lender. At the request of Lender, such policies of insurance shall be delivered to and held by Lender. Debtor agrees that Lender is authorized to act as attorney for Debtor in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts or instruments issued or connected with such insurance. Debtor specifically authorizes Lender to disclose information obtained in conjunction with this Agreement and from policies of insurance to prospective insurers of the Collateral. If the Debtor at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Debtor's property. All costs incurred by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges thereby incurred, shall become a part of the Obligations and shall be payable on demand.

ADDITIONAL COLLATERAL. In the event that Lender should, at any time, determine that the Collateral or Lender's security interest in the Collateral is impaired, insufficient, or has declined or may decline in value, or if Lender should deem that payment of the Obligations is insecure, time being of the very essence, then Lender may require, and Debtor agrees to furnish, additional Collateral that is satisfactory to Lender. Lender shall provide notice as provided for in this Agreement to Debtor regarding additional Collateral. Lender's request for additional Collateral shall not affect any other subsequent right of Lender to request additional Collateral.

FINANCING STATEMENT(S) AND LIEN PERFECTION. Lender is authorized to file a conforming financing statement or statements to perfect its security interest in the Collateral, as provided in Revised Article 9, Uniform Commercial Code- Secured Transactions. Debtor agrees to provide such information, supplements, and other documents as Lender may from time to time require to supplement or amend such financing statement filings, in order to comply with applicable state or federal law and to preserve and protect the Lender's rights in the Collateral. The Debtor further grants the Lender a power of attorney to execute any and all documents necessary for the Lender to perfect or maintain perfection of its security interest in the Collateral, and to change or correct any error on any financing statement or any other document necessary for proper placement of a lien on any Collateral which is subject to this Agreement.

LANDLORD'S WAIVER. Upon request, Debtor shall furnish to Lender, in a form and upon such terms as are acceptable to Lender, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises.

RELATIONSHIP TO OTHER AGREEMENTS. This Agreement and the security interests (and pledges and assignments, as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interest, pledges, assignments, mortgages, liens, rights, titles, or other interests in favor of Lender or assigned to Lender by others in connection with the Obligation. All rights and remedies of Lender in all such agreements are cumulative.

TAXES, LIENS, ETC. The Debtor agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Debtor's business. If the Debtor fails to pay such taxes or other charges, the Lender, at its sole discretion, may pay such charges on behalf of the Debtor; and all sums so dispensed by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall become a part of the Obligations and shall be payable on demand.

ENVIRONMENTAL HAZARDS. Debtor certifies that the Collateral has never been, and so long as this Agreement continues to be a lien on the Collateral, never will be used in violation of any local, state or federal environmental laws, statutes or regulations or used for the generation, storage, manufacture, transportation, disposal, treatment, release or threatened release of any hazardous substances and Debtor will immediately notify Lender in writing of any assertion made by any party to the contrary. Debtor indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorneys' fees, incurred directly or indirectly as a result of Debtor's involvement with hazardous or environmentally harmful substances as may be defined or regulated as such under any local, state or federal law or regulation or otherwise resulting from a breach of this provision of this Agreement.

PROTECTION OF COLLATERAL. Debtor agrees that Lender may, at Lender's sole option, whether before or after any event of default, and without prior notice to Debtor, take the following actions to protect Lender's interest in the Collateral: (a) pay for the maintenance, preservation, repair, improvement, or testing of the Collateral; (b) pay any filing, recording, registration, licensing, certification, or other fees and charges related to the Collateral; or (c) take any other action to preserve and protect the Collateral or Lender's rights and remedies under this Agreement, as Lender may deem necessary or appropriate from time to time. Debtor agrees that Lender is not obligated and has no duty whatsoever to take the foregoing actions. Debtor further agrees to reimburse Lender promptly upon demand for any payment made or any expenses incurred by Lender pursuant to this authorization. Payments and expenditures made by Lender under this authorization shall constitute additional Obligations, shall be secured by this Agreement, and shall bear interest thereon from the date incurred at the maximum rate of interest, including any default rate, if one is provided, as set forth in the notes secured by this obligation.

INFORMATION AND REPORTING. The Debtor agrees to supply to the Lender such financial and other information concerning its affairs and the status of any of its assets as the Lender, from time to time, may reasonably request. The Debtor further agrees to permit the Lender, its employees, and agents, to have access to the Collateral for the purpose of inspecting it, together with all of the Debtor's other physical assets, if any, and to permit the Lender, from time to time, to verify accounts, if any, as well as to inspect, copy, and to examine the books, records, and files of the Debtor.

DEFAULT. The occurrence of any of the following events shall constitute a default of this Agreement: (a) the non-payment, when due (whether by acceleration of maturity or otherwise), of any amount payable on any of the Obligations or any extension or renewal thereof; (b) the failure to perform any agreement of the Debtor contained herein or in any other agreement Debtor has or may have with Lender; (c) the publication of any statement, representation, or warranty, whether writlen or oral, by the Debtor to the Lender, which at any time is untrue in any respect as of the date made; (d) the condition that any Debtor becomes insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of the Debtor's creditors, or conveys substantially all of its assets, or in the event of ony proceedings instituted by or against any Debtor alleging that such Debtor is insolvent or unable to pay debts as they mature (failure to plly being conclusive evidence of inability to pay); (e) Debtor makes opplicntion for appointment of a receiver or any other legal custodian, or in the event that a petition of any kind is filed under the federal Bankruptcy Code by or against such Debtor and the resulting proceeding is not discharged within thirty days after filing; (f) the entry of any judgment against any Debtor, or the issue of any order of attachment, execution, sequestration, clnim und delivery, or other order in the nature of a writ levied ngainst the Collateral; (g) the death of any Debtor who is a natmal person, or of any partner of any Debtor that is a partnership; (h) the dissolution, liquidation, suspension of normal business, termination of existence, business foilure, merger, or consolidation or transfer or a substantial part of the property of any Debtor which is a corporation, limited liability company, partnership, or other non-individual business entity; (i) the Collateral or nny part of the Collateral declines in value in excess of nomial wear, tear, and depreciation or becomes, in the judgment of Lender, impaired, unsatisfactory, or insufficient in character or value, including but not limited to the filing of a competing financing statement; breuch of warranty that the Debtor is the owner of the Collateral free and clear of any encumbrances (other than those encumbrances disclosed by Debtor or otherwise mude known to Lender, and which were acceptable to Lender nt the time); sole of the Collateral (except in the ordinary course of business) without Lender's express written consent; failure to keep the Collateral insured a. provided herein; failure to allow Lender to inspect the Collateral upon demand or at reasonable time; failure to make prompt payment of taxes on the Collateral; loss, thefl. substantial damage, or destruction of the Collateral; and, when Collateral includes inventory, accounts, chattel paper, or instruments, failure of account debtors to pay their obligutions in duecourse; or U) the Lender in good faith, believes the Debtor's ability to repay the Debto,'s indebtedness secured by this Agreement, any Collaternl, or the Lender's uhility 10 resort I0 any Collateral, is or soon will be impaired, time being of the very essence.

REMEDY. Upon the occurrence of an event of default, Lender, at its option, shall be entitled 10 exercise any one or more of the remedies described in this Agreement, in all documents evidencing the Obligations, in any other agreements executed by or delivered by Debtor for benefit of l.ender, in any third-party security agreement, mortgage, pledge, or guaranty relating to the Obligations. in the Uniform Commercial Code of the stntc of. The Debtor agrees that, whenever a default exists, all Obligations may (notwithstanding any provision in any other agremel1I), nl the sole option and discretion of the Lender and without demand or notice of any !-.ind, be declared, and thereupon immediately shall become due und payable; and the Lender may exercise, from time to time, any rights nnd remedies, including the right to immediate possession or the Collnteral, available to it under applicable law. The Debtor agrees, in the case of default, I0 assemble, at ib own expense, all Collateral at a convenient pince acceptable to the Lender.TheLender shall, in the event of any default, have the right to take possession of und remove the Collateral, with or without process of law, amI in doing so, may peacefully enter any premises where the Collateral may be located for such purpose. Debtor waives any right that Debtor may have, in such instance, to a judicial hearing prior I0 such retaking. The Lender shall have the right to hold any property then m or upon said Collateral at the time of repossession not covered b) the security agreemelll until return is demanded in writing by Debtor.The Lender may sell, lease, or otherwise dispose of the Collaternl, by public or private proceedings, for cash or credit, without assumption of credit risk.Unless the Collateral is perishable or threatens to decline speedily in value or of a type customarily sold on u recognized market, Lender will send Debtor reasonable notice of the time and place or any public sale or of the time alter which any private sale or other disposition will be made. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent United States mail, postage prepaid, elec1ronic mail. facsimile. overnight delivery or other commercially reasonahle means to the Debtor at least ten (I0) days before such disposition, and adelressed to the Debtor either at the address sbown herein or at any other address provided to Lender in writing for the purpose of providing notice. Proceeds receivecl hy Lender from disposition of the Collateral ruay be applied toward Lender's expenses and other obligations in such order or manner as Lender may elect. Debtor shall beentitled to any surplus if one results after lawful application of the proceeds. If the proceeds from a sale of the Collateral are insufficient to extinguish the Obligations, the panics obligated thereon shall be liable for a deficiency. Lender shall have the right, whether before or alter default, lo collect and receipt for. compound. compromise, and settle. and give releases, disclmrges, and acquittances with respect to. any and all amounts owed by any person or entity with respect 10 the Collaternl. Lender may remedy any ch:fault and muy wuive any default without waiving the default remedied and without waiving any olhe1 prior or subsequent default. The rights ond remedies of the Lender arc cumulative, and the exercise of any one or more of the rights or remedies shall not bedeemed an election of rights or remedies or a waiver of any other right or remedy. Upon or at any time after the occurrence of nn 1:vent of l)efnult, Lender may request the appointment of such a receiver, who will be entitled to a re.asonable fee for managi1lg the Collnteral. Such receiver will lrnve the power to take possession. control and cclte of the Collateral and to collect ull accounts resulting therefrom. Notwithstanding the appointment of a receiver, trnstee or other custodian. Lender will he entitled 10 the possession and control of tuly cash, or other instruments held by, or pnyahle or deliverable under the h:rms of llus Agreement to Lender. Should Lender rensonably believe that the Collateral may have deteriorated in market value for any reason, then Lender may cause a subsequent reappraisal to be completed for the benefit of Le11der, the co I of which shall be paid by Debtor. Lender sh.ill I00 be limited in number of subsequent n.:nppmisals required, but Ill 110 event will Debtor be required lo pny for more than one subsequent rcappra1sal in any two-year period, except in theevent of a defilult by Debtor or llorrower.

l!:XERCISI!:OF Lfi:NOI!:lI'S RIGHTS. Any delay o11 the part of the Lender in exercisi1lg any power, privilege, or right hereunder, or under any other document executed by lkhtor to the Lender in connection herewith, shall I00 operate a:, a waiver thereof, and noingle or partial exercise thereof or any other power, privilege, or right shall precluclc other or rurthe1exercise thereof. The waiver by thi; Lender of any default nf'the Debtor shall 110lconstitute a waiver of subsequent delilult.

CONTINIJINC AGREEMJ.;NT. This is a continuing agreement :ind the security interest (and pledge and ,Issi.l1l1lonl, as applicable:) hereby granted and all of the terms and provisions of this Agreement hall he deemed a continuing agreement and shall remain in li.ill lorce and efcet until the Obligations arc paid in full. In th.: event that Lender should take additional Collateral, or enter into other securit} agreements, mortgages, guarantees, assignments, or snnilar docu,nents with respect lo the Ohligalions, 01 should Lender enter into 0lhel such agreements with respect to other obligations of Debtor. such agreement,shall not discharge lhis /grec111cnl, which shall be cons1rned a cumulative and continuing und not alte1native and exclifive.

Any attempted revocation or termination shall only be effective if explicitly confirmed in a signed writing issued by Lender lo such effect and shall in no way impair or affect uny transactions entered inlo or rights created or liabilities incurred or arising prior 10 such revocation or termination, as 10 which this Agreel1lent shall be truly operntive until same are repaid and discharged in full. Unless otherwise required by applicable law, Lender shall be under no obligation to issue a temlinalio11 statement or similar document unless Debtor re11uests same in writing, and providing further, that all Obligations have been repaid and discharged in full and there are no commitments to make advances, incur any obiigations, or otherwise give value.

ABSENCE OF CONDITIONS OF LIABILITY. This Agreement is unconditional. Lender shall not be required to exhaust its remedies against Debtor, other collateral, guarantors, or any third party, or pursue any other remedies within Lender's power before being entitled to exercise its remedies hereunder. Lender's rights to the Collalt:ral shall not be altered by the lack or validity or enforceability or the Obligations against Debtor, and this Agreement shall be fully enforceable irrespeclive of any counterclaim which the Ueblor may nsse1i on the underlying debt and notwithstanding any stay, modification, discharge, or extension of Debtor's Obligation arising by virtue of Debtor's insolvency, bankruptcy, or reorgani7ation, whether occurring with or without Lender's consent.

NOTICES. Any notice or demand given by Lender to Debtor in connection with this Agreement, the Collateral, or the Obligations, shall be deemed given and effective upon deposit in the United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or olher commercially reasonable means addressed to Debtor al the address designated at the beginning of this Agreement, or such other address as Debtor may provide lo Lender in writing from lime 10 time for such purposes. Actual notice lo Debtor shall always be effective no matter how such notice is given or received.

WAIVERS. Debtor waives notice of Lender's acceptance oflhis Agreement, defenses based on suretyship, and lo the fullest extent permitted by law, any defense arising as a result of any election by Lender under the Bankruptcy Code or the Uniform Commercial Code. Debtor and any maker. endorser, guarantor, surety. third-party pledgor, and other party executing this Agreement that is liable in any capacity with respect lo the Obligations hereby waive demand, nolice of intention to acceleraie, notice of acceleration, noti<:e of nonpayment, presentment, protest, notice of dishonor, and any other similar noti<:e whatsoever. Debtor forlher waives any defense arising by reason of a disability or other defense of any lhird party or by reason of the cessation from any cause whatsoever of the liability of any third party.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby lmowingly nucl voluntarily waive, to lhe fullest e tenl pernrittecl by lrtw, any right to trinl by jury of any dispute, whether in contract, tort, or otherwise, arising oul or, in connection with, related to, or incidental to the relationship established between them in this Agreement or nny other instrument, document or ngreement e ecuted or **clelivered in connection with this Agreement or the Related Documents.**

JOINT AND SF.VERAL LJABILITY. The liability of all parties obligated in any manner l1nder lhis Agreement shnll be joint und several, to the extent of lheir respective obligations.

SF:VERAUILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, in the event any provision of this Agreement shall bt: prohibited by or invalid under applicable law, such provision shall be ineffective lo the e."<lent orsuch prohibition or invalidity and shall be severed from the rest of this Agreement without invalidating lhe remainder of such provision or the remaining provisions of this Agreement.

SURVIVAL. l he rights and privileges of !he Lender hereunder shall inure to the benelits of its successors and assigns, and this Agreomtnt shall be binding on all heirs, executors, administrawrs, assigns, und successors of Debtor.

ASSICNAUILITY. Lender may assign, pledge, or otherwisi: transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the Obligations, and in such event the assignee shall have tht:same rights as if originally named herein in pince of Lender. Dehlor may l10l assign this Agreement or any benelil accruing 10 it hereundt:r without lite express written consent of the Lender.

ATTORNt,;Y'S FEES, COSTS, AND EX Pt,;NSES. Debtor agrees to pay all of Lender's costs, fees, ancl expenses arising out or or related lo the enforcement of this Agreement or the relationship between lhe parties. Included in the fees that Lender may recover from Debtor are the reasonable allomey's fees tlmt Lender incurs, including all fee incurred in the course of representing Lender before, during, or after any lawsuit, arbitration, or 0lher proceeding and thost: incurred in appeal , whether lht: issues arise 0ll1 of col1lract, tori, bankruptcy, or uny other area of law. Included in the costs and expense which l .ender may recover are all court, allcrriative dispute resolution or other collection cosls. and all expenses incidental to perrecting Lender's security interests and liens, preserving lhe Collateral (including payment of taxes and insurnnce), records searches, and expenses rt,l1cd to audits. inspection, nnd copying. All costs ancJ e penses Lender is entitled lo recover shall accrue interest at the highest rate et forth in any oftht: Related Documents.

C,OVI<:RNING LAW. This Agree11enl has been delivered in the Slate ol Kentucky and shall he construed in accordance with lhc laws ol'lhal State.

IIEAOINGS AND GENDER. The ht:adings preceding text in this Agreement are lor general convenience in idenrifying subject matter. but hnve no li111iljng impact on the lexl which follows any p:1r1icular heading. All wurds used in lhis Agree11enl shall he construed 10 be of such gemkr or number as the circumstances require.

COUNTI RFARTS. lhis Agreement may he executed b) the parties using any number of copit:s of the Agreement. All executed copies taken together will be treated as a single l\greemenl.

TIME **IS01•** THE ESSF:NCF,. Time is ol'lhe es,t!nce in the performance of all ohligalions of Debtor.

INTI':IIPRF.TATION AND CONSTRUCTION. Excepl as olherwist: defined in this Agreemenr, nil 1en11s herein shall have the meanings provided hy the Uniform C'umnicreial Cod.:a it has been adopted in lhetale ofKentucky. Any ambiguities betwt:en this Agreem:nl aird any loan agreement executed by the Debtor in conjunction with this Agreemllnl shall he resolved using the provisions of the lml1agreemt:nl, to th c.xlenl nec.xssary to climiri.ile any such .imbiguily.

RELEASE OF LIABILITY. Debtor releases Lender from any liability which might otherwise exist for any act or omission of Lender related to the collection of any debt secured by this Agreement or the disposal of any Collateral, except for the Lender's willful misconduct.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

SIGNATURES. This instrument may be signed in multiple counterparts, each of which shall constitute an original and, taken together, shall constitute a single agreement, and by electronic transmission, which electronic signatures shall be considered original executed counterparts.

PROHIBITION OF OTHER LIENS. Grantor shall not voluntarily create or otherwise permit to be created or filed against the collateral any lien (except any securing indebtedness to Lender), or any statutory or other lien or liens, charge or encumbrance of any nature, whether inferior or superior to the lien of this collateral, without the prior written consent of Lender.

Should Borrower and/or Lender choose to file a Title Work and Lien Statement, Borrower is required to provide proof that the lien in favor of Lender has been filed within 10 business days of closing. Failure to do so could result in an Event of Default. 45 days after closing for the final Title to be received by client in their own name and RBT's lien to be perfected.

By signing this Agreement, Debtor acknowledges reading, understanding, and agreeing to all its provisions and receipt of a copy hereof.

Tradition Leasing Systems L.L.C.

By: Tim E Evans
Its: Manager

LENDER: Republic Bank & Trust Company

By: ______________________
Its: SVP

© 2004-2022 Compliance Systems, LLC c6833ac4-71c5a009 - 2021.335.23.2
Commercial - Security Agreement DL4008

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